Exhibit 4.11

Accession Agreement

August 20, 2004

Pursuant to Section 5(n) of the Purchase Agreement (the “Purchase Agreement”) dated August 4, 2004, among Oiler Acquisition Corp., a Delaware corporation (the “Issuer”), and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc., as representatives of the initial purchasers (the “Initial Purchasers”) named in Schedule I thereto, such Section 5(n) being an inducement to the Initial Purchasers to enter into the Purchase Agreement and the Registration Rights Agreement (the “Registration Rights Agreement”) dated August 4, 2004, among the Issuer, and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC and Deutsche Bank Securities Inc., as representatives of the Initial Purchasers, each of the subsidiary guarantors set forth on the signature pages hereto (each a “Subsidiary Guarantor” and, collectively the “Subsidiary Guarantors”) does hereby agree, on a joint and several basis, to accede to the terms of the Purchase Agreement and the Registration Rights Agreement as guarantors, and hereby undertakes to perform, on a joint and several basis, each of the obligations of the Issuer set forth in the Purchase Agreement or the Registration Rights Agreement as though it had entered into the Purchase Agreement and the Registration Rights Agreement on August 4, 2004. Such performance obligations referenced in the preceding sentence are in addition to the performance obligations of US Oncology, Inc. under the Purchase Agreement and Registration Rights Agreement, whose performance obligations shall occur by operation of law.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first above written.

US ONCOLOGY, INC.

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Chief Financial Officer

ALABAMA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

AOR HOLDING COMPANY OF INDIANA, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF ARIZONA, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF INDIANA, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF MISSOURI, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF OKLAHOMA, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF PENNSYLVANIA, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF TEXAS, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF VIRGINIA, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR REAL ESTATE, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR OF INDIANA MANAGEMENT PARTNERSHIP, as a Subsidiary Guarantor

By:	AOR MANAGEMENT COMPANY OF INDIANA, INC.
Its:	General Partner

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

and

By:	AOR HOLDING COMPANY OF INDIANA, INC.
Its:	General Partner

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR OF TEXAS MANAGEMENT LIMITED PARTNERSHIP, as a Subsidiary Guarantor

By:	AOR MANAGEMENT COMPANY OF TEXAS, INC.
Its:	General Partner

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR SYNTHETIC REAL ESTATE, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AORT HOLDING COMPANY, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

CALIFORNIA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

FLORIDA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

GREENVILLE RADIATION CARE, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

IOWA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

MICHIGAN PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

NEBRASKA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

NEW MEXICO PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

NORTH CAROLINA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

PENNSYLVANIA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

PHYSICIAN RELIANCE HOLDINGS, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

PHYSICIAN RELIANCE NETWORK, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

RMCC CANCER CENTER, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

SELECTPLUS ONCOLOGY, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

ST. LOUIS PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

TEXAS PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

TOPS PHARMACY SERVICES, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

US ONCOLOGY CORPORATE, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

US ONCOLOGY PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

US ONCOLOGY RESEARCH, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

WASHINGTON PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

PHYSICIAN RELIANCE, L.P., as a Subsidiary Guarantor

By:	PRN Physician Reliance, LLC
Its:	General Partner

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

PRN PHYSICIAN RELIANCE, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager